Exhibit 10.2
IAS OPERATING PARTNERSHIP LP
FORM OF PRIVATE PLACEMENT PURCHASE AGREEMENT
     PRIVATE PLACEMENT PURCHASE AGREEMENT (this “Agreement”) made as of this ___ day of _________, 2009, by and between IAS Operating Partnership LP, a Delaware limited partnership (the “Company”), and Invesco Investments (Bermuda) Ltd. (the “Purchaser”).
     WHEREAS, the Purchaser has a substantive, pre-existing relationship with the Company;
     WHEREAS, the Company has filed a registration statement on Form S-11 under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “IPO”) of up to ___ shares of common stock of Invesco Mortgage Capital Inc., a Maryland corporation (the “Parent”), par value $0.01 per share (the “Common Stock”); and
     WHEREAS, concurrent with the consummation of the IPO, the Company desires to issue and sell, and the Purchaser desires to purchase, upon the terms and conditions set forth in this Agreement, a number of units of limited partnership interest in the Company (the “Private Placement OP Units”) for an aggregate purchase price of $___ (the “Purchase Price”);
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:
     1. Sale and Purchase of Private Placement OP Units. Subject to and concurrent with the consummation of the IPO, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Private Placement OP Units for the Purchase Price.
     2. Closing. The closing of the purchase and sale of the Private Placement OP Units hereunder, including payment for and delivery of the Private Placement OP Units, will take place at the offices of the Company or the Company’s legal counsel immediately prior to, and shall be subject to, the completion of the IPO. At the closing, the Company shall amend Exhibit A to the Agreement of Limited Partnership (the “Partnership Agreement”) of the Company to indicate the purchase by the Purchaser of the Private Placement OP Units upon the payment of the Purchase Price in immediately available funds by wire transfer to an account designated by the Company or the Parent.
     3. Representations and Warranties of the Company. In connection with the issuance and sale of the Private Placement OP Units, the Company hereby represents and warrants to the Purchaser the following:
          3.1 The Company is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and the Company has all necessary partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          3.2 All partnership action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The issuance and sale by the Company of the Private Placement OP Units does not conflict with the Partnership Agreement or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.
          3.3 Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Purchaser will have good title to the Private Placement OP Units free and clear of all liens, claims and encumbrances of any kind, other than transfer restrictions hereunder and under other agreements contemplated hereby.
     4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:
          4.1 The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
          4.2 The Private Placement OP Units are being acquired for the Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any public distribution or public offering thereof within the meaning of the Securities Act.
          4.3 The Purchaser is a limited company duly organized, validly existing and in good standing under the laws of Bermuda. The Purchaser has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          4.4 All corporate action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by the Purchaser of the Private Placement OP Units does not conflict with the organizational documents of the Purchaser or with any material contract by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property.
          4.5 The Purchaser understands and acknowledges that (i) the offering of the Private Placement OP Units pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of the Private Placement OP Units is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and exempt from registration pursuant to applicable state securities or blue sky laws and, therefore, the shares of Private Placement OP Units will be characterized as “restricted securities” under the Securities Act and such laws and may not be sold unless the Private Placement OP Units are subsequently registered under the Securities Act and qualified under state law or unless an exemption from such registration and such qualification is available.
     5. Registration Rights Agreement. At the time of the completion of the IPO, the Company and the Purchaser shall enter into a registration rights agreement pursuant to which the Company will grant certain registration rights to the Purchaser relating to the Private Placement OP Units.

     6. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement or their obligations hereunder.
     7. Amendments. This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
     8. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.
     9. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. The parties hereby agree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The parties hereby waive any objection to such exclusive jurisdiction and agree not to plead or claim that such courts represent an inconvenient forum.
     10. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided that the Underwriters shall be third party beneficiaries of this Agreement.
     11. Legends. Each certificate, if any, representing the Private Placement OP Units shall be endorsed with the following legend or a substantially similar legend:
          “The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and are “restricted securities” as defined in Rule 144 promulgated under the Securities Act. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement for the shares under the Securities Act of 1933, as amended, or (ii) pursuant to an opinion of counsel, satisfactory to the company, that such registration or compliance is not required as to said sale, offer, or distribution.”
     12. Severability. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.
     13. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge, and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: IAS OPERATING PARTNERSHIP LP
By:
Name:
Title:

PURCHASER: INVESCO INVESTMENTS (BERMUDA) LTD.
By:
Name:
Title: